UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 14, 2011

AVNET, INC.
__________________________________________
(Exact name of registrant as specified in its charter)

New York	1-4224	11-1890605
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2211 South 47th Street, Phoenix, Arizona		85034
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	480-643-2000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 14, 2011, Avnet, Inc. (the "Company") announced that the Board of Directors of the Company (the "Board") has promoted Rick Hamada to Chief Executive Officer effective July 4, 2011, concurrent with the beginning of the Company’s new fiscal year. Mr. Hamada has also been appointed to the Board, effective immediately. Roy Vallee, the Company’s current Chairman and Chief Executive Officer, will become the Executive Chairman effective July 4, 2011.

Mr. Hamada, age 53, was appointed as President in May 2010 and was appointed as the Company’s Chief Operating Officer in July 2006. He previously served as Senior Vice President from November 2002 until May 2010. Mr. Hamada served as President of Avnet Technology Solutions from July 2003 until March 2007, President of the Computer Marketing operating group from January 2002 until July 2003 and was appointed Vice President of Avnet in November 1999.

As part of the transition, on February 11, 2011, Mr. Vallee entered into an amended and restated employment agreement to be effective as of July 4, 2011. Pursuant to the agreement, Mr. Vallee will receive an initial annual base salary of not less than $850,000 for the fiscal year beginning July 3, 2011. He will continue to be eligible for awards under the Company’s annual cash incentive plan, any additional bonuses as may be awarded by the Board, awards under the Company’s equity incentive plans and benefits under the Company’s other benefit plans in which senior executives of the Company participate. For the fiscal year beginning July 3, 2011, Mr. Vallee’s annual cash incentive shall be no less than 100% of his base salary for such fiscal year. The agreement contains restrictive covenants relating to non-competition, confidential information and non-solicitation of employees and customers. Additionally, the agreement contains provisions relating to voluntary termination, termination upon a change in duties, death, disability, and termination with and without cause. The initial term of the agreement is for one year, which is automatically renewable thereafter for additional one year terms, unless the agreement is terminated in accordance with its provisions. The foregoing description of Mr. Vallee’s employment agreement is qualified in its entirety by reference to the agreement, which is filed as Exhibit 10.1 hereto, and is incorporated herein by reference.

On February 11, 2011, Mr. Hamada entered into an amended and restated employment agreement, to be effective July 4, 2011, pursuant to which he will serve as the Company’s Chief Executive Officer. Pursuant to this agreement, Mr. Hamada will receive an initial annual base salary of not less than $850,000 for the fiscal year beginning July 4, 2011. He will continue to be eligible for awards under the Company’s annual cash incentive plan, any additional bonuses as may be awarded by the Board, awards under the Company’s equity incentive plans and benefits under the Company’s other benefit plans in which senior executives participate. For the fiscal year beginning July 3, 2011, Mr. Hamada’s annual cash incentive shall be no less than 100% of his base salary for such fiscal year. He will not receive any additional compensation for his service as a member of the Board. The agreement contains restrictive covenants relating to non-competition, confidential information and non-solicitation of employees and customers. Additionally, the agreement contains provisions relating to voluntary termination, termination upon a change in duties, death, disability, and termination with and without cause. The initial term of the agreement is for two years; thereafter, the agreement is subject to automatic renewal for additional one year terms, unless the agreement is terminated in accordance with its provisions. The foregoing description of Mr. Hamada’s employment agreement is qualified in its entirety by reference to the agreement, which is filed as Exhibit 10.2 hereto, and is incorporated herein by reference.

In addition to the employment agreements discussed above, Mr. Vallee and Mr. Hamada each entered into an amended and restated change of control agreement (the "COC Agreement") with the Company on February 11, 2011. Pursuant to the COC Agreement, if, within 24 months after a change of control, the executive’s employment is terminated without cause or the executive resigns by reason of a constructive termination, the Company must pay to the executive all accrued base salary and pro-rata incentive payments, plus 2.99 times the sum of (i) the executive’s then current annual base salary and (ii) the executive’s target incentive compensation for the year in which such termination occurred. In addition, any unvested equity compensation rights and awards would become fully vested and payable; performance-based awards would vest at their target value. The amount payable under the COC Agreement is substantially the same as under the change of control agreements that were restated in 2008, except that the incentive component of the payment (in clause (ii), above) has been changed from 2.99 times the average of executive’s incentive payments for the highest two of the previous five fiscal years to 2.99 times the executive’s target for the then-current fiscal year and tax gross-ups for excise taxes related to golden parachute payments have been eliminated. The foregoing description of change of control agreements is qualified in its entirety by reference to the form of agreement, which is filed as Exhibit 10.3 hereto, and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number Description
10.1 Employment Agreement dated February 11, 2011 by and between Roy Vallee and the Company
10.2 Employment Agreement dated February 11, 2011 by and between Richard P. Hamada and the Company
10.3 Form of Change of Control Agreement
99.1 Press release dated February 14, 2011

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVNET, INC.

February 14, 2011	By:	/s/ Raymond Sadowski

Name: Raymond Sadowski
Title: Senior Vice President and Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

10.1	Employment Agreement dated February 11, 2011 by and between Roy Vallee and the Company
10.2	Employment Agreement dated February 11, 2011 by and between Richard P. Hamada and the Company
10.3	Form of Change of Control Agreement
99.1	Press release dated February 14, 2011